Schedule 14A

                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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/_/  Filed by a Party other than the Registrant

Check the appropriate box:

/X/      Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/      Definitive Proxy Statement
/_/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                     CHASE CREDIT CARD MASTER TRUST (Issuer)
           CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Depositor)
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (check the appropriate box):
/X/    No fee required

/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


       1)      Title of each class of securities to which transaction applies:

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       2)
                Aggregate number of securities to which transaction applies:

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       3)
                Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)       Proposed maximum aggregate value of transaction:

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       5)       Total fee paid:

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/_/     Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


       1)        Amount Previously Paid:

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       4)       Date Filed:

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                                                              April [  ], 2003

To the Holders of the
    Class A 7.09% Asset Backed Certificates, Series 1996-3 and
    Class B 7.27% Asset Backed Certificates, Series 1996-3 of
    Chase Credit Card Master Trust

         This letter is being mailed to you on behalf of Chase Manhattan Bank USA, National Association ("Chase USA"), as depositor of the above-named Trust (the "Trust"). The purpose of this letter and the accompanying materials is to obtain your consent to the execution of an amendment (the "Amendment") to the Series 1996-3 Supplement dated as of May 30, 1996 to the Pooling and Servicing Agreement (the "Agreement") pursuant to which the Class A certificates and Class B certificates were issued by the Trust. The Amendment would change the portfolio performance trigger for the purpose of determining whether a base rate pay out event has occurred. The adoption of this Amendment would decrease the likelihood that a base rate pay out event will occur. The Amendment and the reasons why Chase USA seeks your approval to adopt the Amendment are discussed in the accompanying Solicitation Statement.

         Only a registered holder of the Class A certificates and the Class B certificates of the Trust (or such holder's authorized legal representative) at the close of business on April 15, 2003, the record date, may execute a consent, and such consent will be binding on all subsequent transferees of such Class A certificates and Class B certificates. If you hold your certificates through a broker, dealer, bank or other nominee, you must contact that entity directly in order to give appropriate instructions for consenting to the Amendment. A letter of instruction is included in the enclosed solicitation materials which you may use for this purpose.

         Regardless of the size of your holdings, your consent is important because in order to implement the Amendment consents from the holders of the Class A certificates and the Class B certificates representing more than 50% of the outstanding principal amount of the Class A certificates, Class B certificates and collateral interest must be received. Accordingly, failure to complete and return a Consent will have the effect of a negative vote.

         Any Class A certificateholder or Class B certificateholder that gives its consent to the Amendment may not revoke its consent.

         A Solicitation Statement, a Consent Form, a letter of instruction and a return, postage-paid envelope are enclosed. If you wish to obtain additional copies of the accompanying materials, please contact the solicitation agent, Mellon Investor Services LLC, at (888) 468-9726.

         We urge you to complete, sign, date and return the enclosed Consent Form as soon as possible.

                                     Very truly yours,


                                     Keith Schuck
                                     ------------------------
                                     Senior Vice President



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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                             SOLICITATION STATEMENT

Statement soliciting Consents of Investor Certificateholders with respect to a proposed Amendment of the Series 1996-3 Supplement to the Pooling and Servicing Agreement (the "Consent") governing the Investor Certificates issued by:

                         CHASE CREDIT CARD MASTER TRUST
 Class A 7.09% Asset Backed Certificates, Series 1996-3 (Cusip No. 163762 AN7) Class B 7.27% Asset Backed Certificates, Series 1996-3 (Cusip No. 163762 AP2)

         This solicitation statement is furnished by Chase Manhattan Bank USA, National Association ("Chase USA"), to holders of the Class A 7.09% Asset Backed Certificates, Series 1996-3 (the "Class A Certificates") and the Class B 7.27% Asset Backed Certificates, Series 1996-3 (the "Class B Certificates" and, together with the Class A Certificates, the "Class A and Class B Certificates") issued by Chase Credit Card Master Trust (the "Trust"). The Trust exists pursuant to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Agreement") among Chase USA, as transferor on and after June 1, 1996, JP Morgan Chase Bank (formerly known as Chemical Bank and The Chase Manhattan Bank), as transferor prior to June 1, 1996, and as servicer, and The Bank of New York, as trustee (the "Trustee"). The Class A and Class B Certificates together with the related collateral interest (collectively, the "Investor Certificates") were issued pursuant to the Series 1996-3 Supplement dated as of May 30, 1996 (the "Series Supplement") to the Agreement. This solicitation statement is being sent in connection with Chase USA's solicitation of Consents from the registered holders of the Investor Certificates ("Investor Certificateholders") to the execution and delivery of a proposed Amendment (the "Amendment") to the Series Supplement. The record date for determining the Investor Certificateholders eligible to consent to the Amendment is the close of business on April 15, 2003 (the "Record Date"). The date on which this solicitation statement is first being sent to Investor Certificateholders is April [ ], 2003. Capitalized terms that are not defined within the text of this solicitation statement are defined in the glossary of terms attached as Annex A.

         Approval of the Amendment requires the consent of Investor Certificateholders holding more than 50% of the outstanding principal amount of the Investor Certificates. The Amendment will be executed and delivered if Consents are obtained from the required number of Investor Certificateholders on or before the Solicitation Expiration Date (as defined below). Furthermore, the Amendment will be executed and delivered only if the Trustee receives letters from Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings (collectively, the "Rating Agencies"), confirming that adoption of the Amendment will not result in a reduction or withdrawal of their respective ratings of the Class A and Class B Certificates.

         The term "Solicitation Expiration Date" means the earlier of (a) 5:00 p.m. New York City time on May [ ], 2003 and (b) 5:00 p.m. New York City time on the date on which Consents are obtained from the required number of Investor Certificateholders or, if extended by Chase USA, such subsequent time and date specified by Chase USA. Chase USA reserves the right to extend the period during which Consents will be received from the Investor Certificateholders at any


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time by making a public announcement of such extension not later than 10:00 a.m.
New York City time on the business day following any previously announced Solicitation Expiration Date. Chase USA may extend the solicitation period any number of times.

         Only a registered holder of an Investor Certificate (or such holder's authorized legal representative) on the Record Date may execute a Consent. Giving a Consent will not affect the right of an Investor Certificateholder to transfer an Investor Certificate, and such Consent will be binding on all subsequent transferees of such Investor Certificate. As of the date of this solicitation statement, all of the Class A and Class B Certificates are registered in the name of a nominee of The Depository Trust Company ("DTC"). Chase USA anticipates that DTC, as nominee holder of the Class A and Class B Certificates, will execute an omnibus proxy that will authorize its participants to execute Consents with respect to the Class A and Class B Certificates owned by such DTC participants as specified on the DTC position listing as of the Record Date. Beneficial owners of Investor Certificates who hold their Investor Certificates through a broker, dealer, bank or other nominee must contact that entity in order to give their consent with respect to the Amendment. A letter of instruction is included in the solicitation materials provided with this solicitation statement which may be used by a beneficial owner to give such instructions to the applicable broker, dealer, bank or other nominee.

         Any Investor Certificateholder that executes a Consent to the Amendment on the accompanying form may not revoke such Consent. Any Investor Certificateholder that opposes or abstains on the accompanying form may revoke such opposition or abstention and give its Consent to the Amendment (by executing and delivering such Consent as instructed on the accompanying form) at any time prior to the Solicitation Expiration Date. If a properly executed Consent is returned with no instructions given with respect to the Amendment, the Consent will be deemed to be in favor of the Amendment.

         Investor Certificateholders will have no rights of appraisal or similar dissenters' rights in the event that the Amendment is adopted.

General

         As the prime rate has decreased since the issuance of the Investor Certificates, the Portfolio Yield (as defined below) for the Investor Certificates has decreased while components of the base Rate have remained constant due to the fixed rate coupon for the Class A and Class B Certificates. As a result, the likelihood of the occurrence of a Base Rate Pay Out Event (as defined below) has increased. The proposed Amendment adds a new defined term "Portfolio Supplemented Yield" (as defined below) which replaces the term "Portfolio Yield" solely for the purpose of determining whether a Base Rate Pay Out Event has occurred. If specified conditions are met, the Portfolio Supplemented Yield will be equal to the Portfolio Yield plus a specific amount of shared excess finance charge collections otherwise available to the Series 1996-3 Investor Certificates. Shared excess finance charge collections are generally the amount by which finance charge collections on the receivables in the Trust allocable to the investor interests of all series exceed the aggregate amount of allocable servicing fees, defaulted receivables (net of recoveries) and interest on the outstanding investor certificates available from all outstanding series of investor certificates issued by the Trust.

         Shared excess finance charge collections are currently available to cover shortfalls in amounts allocable to make payments of interest on the Class A and Class B Certificates and to meet the other obligations of the Trust with respect to each of the series of certificates that it has issued. However, shared excess finance charge collections are not currently included in the


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defined term "Portfolio Yield" and thus are not taken into account in the current determination of whether a Base Rate Pay Out Event has occurred. The Amendment adds a new defined term "Portfolio Supplemented Yield". Portfolio Supplemented Yield adds a portion of shared excess finance charge collections (if specified conditions are met) to the amount of Portfolio Yield (up to the maximum amount specified below) and uses Portfolio Supplemented Yield in the determination of whether a Base Rate Pay Out Event has occurred. This Amendment will not have the effect of increasing the amount of finance charge collections allocable or distributable to the Investor Certificates.

         The purpose of the Amendment is to reduce the likelihood of the occurrence of a Base Rate Pay Out Event. A "Base Rate Pay Out Event" currently occurs if Portfolio Yield (averaged over any three consecutive monthly periods) is less than the Base Rate (averaged over any three consecutive monthly periods). The "Base Rate" means, with respect to any monthly period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the monthly interest distributable on the Investor Certificates and
(b) the proportionate share of servicing fee allocable to the Investor Certificates with respect to such monthly period and the denominator of which is the Investor Interest as of the close of business on the last day of such monthly period. If a Base Rate Pay Out Event were to occur, monthly distributions of principal would commence on the first distribution date following the occurrence of such event (although distributions of principal on the Class B Certificates would not commence until the principal amount of the Class A Certificates has been repaid in full).

         A form of the Amendment is attached to this solicitation statement as Annex E.

Advantages of the Amendment

         The Amendment will reduce the likelihood of a Base Rate Pay Out Event occurring, thereby decreasing the likelihood that principal will be repaid to Investor Certificateholders earlier than the respective scheduled payment dates of such Investor Certificates. As a result, Investor Certificateholders are less likely to need to reinvest early distributions of principal, at prevailing interest rates that are currently significantly lower than the rates applicable to the Class A and Class B Certificates. In the absence of a pay out event, interest will continue to accrue and be paid to Investor Certificateholders on the Investor Certificates at their current respective fixed rates until their respective final payment dates. Further, the proposed Amendment has been reviewed by the Rating Agencies, all of which have indicated that adoption of the Amendment will not adversely affect their respective ratings of either the Class A or Class B Certificates. Thus, Investor Certificateholders would continue to hold Investor Certificates with the same ratings as those currently assigned, but with a reduced likelihood of early distributions of principal.

Disadvantages of the Amendment

         Although the Class A and Class B Certificates will maintain their respective ratings after the adoption of the Amendment, the effect of the Amendment will be to delay the commencement of a Base Rate Pay Out Event that occurs as a result of a decline in Portfolio Yield. Portfolio Yield is calculated (as described below) based upon two principal components--finance charge collections and charged-off receivables. If the Amendment is adopted, a decline


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in finance charge collections or an increase in charged-off receivables that would otherwise have resulted in a Base Rate Pay Out Event will not result in such a Base Rate Pay Out Event and, as a consequence, Investor Certificateholders could incur a loss if the performance of the Trust's assets were worse than is assumed by the Rating Agencies when they confirm their respective ratings of the Class A and Class B Certificates, resulting in losses greater than the available credit enhancement where such situation could have been avoided if the Base Rate Pay Out Event had occurred earlier and before the deterioration in the Trust's assets. In order to mitigate this risk, the Amendment provides that certain conditions must be met in order to use the revised formula for calculating whether a Base Rate Pay Out Event has occurred and limits the amount of shared excess finance charge collections that can be included in Portfolio Supplemented Yield in any one monthly period.

Certain Provisions of the Agreement

         If a Base Rate Pay Out Event occurs, monthly distributions of principal to holders of the Class A Certificates would begin on the first distribution date following the monthly period in which such Base Rate Pay Out Event occurred, even though the scheduled principal payment date of the Class A Certificates is not until June 15, 2006. Holders of the Class B Certificates would begin receiving monthly distributions of principal on the first distribution date after the Class A Certificates are repaid in full, even though the scheduled principal payment date of the Class B Certificates is not until July 15, 2006. In the case of such payments, there would be no limitation on the amount of principal that could be distributed on any single distribution date.

         The purpose of accelerating payment of principal to Investor Certificateholders upon the occurrence of a Base Rate Pay Out Event is to enhance the likelihood that Investor Certificateholders will receive a full return of their investment before the conditions giving rise to such event impair the cash flows generated by the receivables held by the Trust to the extent that available credit enhancement would actually be depleted prior to such Investor Certificateholders receiving such full return of their investment.

         Under the terms of the Agreement, Chase USA covenants that it will not reduce the Portfolio Yield to less than the Base Rate unless such reduction is otherwise required by law or is deemed necessary by Chase USA to maintain its credit card business on a competitive basis, based on a good faith assessment by Chase USA of the nature of the competition in the credit card business. The purpose of this covenant is to protect Investor Certificateholders from Chase USA taking actions that would decrease the cash flow on such receivables to a rate that is less than that required to enable the Trust to continue to make scheduled payments of interest and cover losses attributable to charged-off principal receivables allocable to Investor Certificateholders or to a rate that would trigger amortization of the Investor Certificates as described above. The Amendment does not in any way affect this covenant because the defined term "Portfolio Yield" will not be affected by the Amendment. The Amendment will only affect the calculation for determining whether the Base Rate Pay Out Event has occurred.


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Portfolio Yield

         Portfolio Yield is based on the amount of collections of finance charge receivables received by the Trust less the amount of receivables that has been charged-off as uncollectible. The amount of finance charge collections and losses due to charged-off receivables depends on payment patterns of cardholders which result from a variety of economic, legal and social factors. Chase USA is unable to determine and has no basis to predict whether or to what extent changes in applicable laws or other economic or social factors will affect card use or repayment patterns. Economic factors include the rate of inflation, unemployment levels and relative interest rates. Chase USA believes that the reduction in gross portfolio yield for the Trust that has created the increased risk of a Base Rate Pay Out Event is primarily attributable to a decrease in periodic finance charges as a result of multiple reductions in the prime rate that have occurred since the issuance of the Investor Certificates. A majority of the credit card accounts held by the Trust have periodic finance charges that are calculated on a floating rate based upon the prime rate. The prime rate has decreased 4.25% from January 1, 2000 to March 31, 2003. When the prime rate decreases periodic finance charges also decrease resulting in lower gross portfolio yield. As shown in the chart below, the net default rates and the payment rates for the Trust have been relatively stable in recent months, while the gross portfolio yield for the Trust has declined during the last twelve months. The amount of gross portfolio yield will decrease in the future if the prime rate continues to decline.

         The chart below shows the gross portfolio yield, payment rate and net charge-off rate for the Trust portfolio for each month from January 2001 to December 2002.


------------------------------------------------------------------------------
                      CHASE CREDIT CARD MASTER TRUST

                     Gross                                   Net
                   Portfolio           Payment              Default
                     Yield              Rate                 Rate

Jan-01               18.76%            15.70%               5.52%
Feb-01               17.06%            13.47%               5.94%
Mar-01               19.47%            15.44%               6.22%
Apr-01               18.43%            15.24%               6.36%
May-01               18.15%            15.47%               6.60%
Jun-01               16.74%            14.74%               6.67%
Jul-01               18.37%            15.80%               6.28%
Aug-01               18.42%            16.20%               5.59%
Sep-01               15.62%            13.73%               5.80%
Oct-01               18.69%            16.55%               5.48%
Nov-01               16.72%            14.96%               5.11%
Dec-01               16.83%            15.18%               5.27%
Jan-02               16.32%            16.11%               5.87%
Feb-02               14.64%            13.83%               5.46%
Mar-02               16.42%            15.75%               5.92%
Apr-02               14.80%            15.52%               5.31%
May-02               14.81%            16.19%               4.75%
Jun-02               13.97%            14.69%               4.94%
Jul-02               16.01%            16.78%               4.72%
Aug-02               15.04%            16.03%               4.84%
Sep-02               14.72%            15.58%               4.68%
Oct-02               15.25%            15.97%               5.18%
Nov-02               14.27%            14.38%               5.02%
Dec-02               15.65%            16.18%               6.07%
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         "Gross portfolio yield" for any month means the total amount of collected finance charges and interchange fees allocated to the Trust for the month, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

         The "payment rate" for any month is the total amount collected on receivables during the month, including recoveries on previously charged-off receivables, expressed as a percentage of total outstanding receivables at the beginning of the month.

         The "net default rate" for any month is the amount of charged-off receivables recorded in the month, net of any recoveries from earlier charge-offs on receivables in the master trust portfolio, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

         The amount of finance charge collections and charged-off receivables is also influenced by the amount of delinquencies and the level of convenience use (where cardholders pay their balances early and avoid charges), both of which can decrease the Portfolio Yield. If more cardholders do not pay their account in a timely manner, delinquencies will increase possibly indicating that in the future, the receivables for the cardholders with delinquent accounts may be uncollectible resulting in a larger amount of receivables being charged-off. If cardholders increase their level of convenience use then less finance charge receivables will be generated by the Trust and finance charge collections will decrease.

         In addition, competition may affect Portfolio Yield. As the credit card industry is increasingly competitive, new credit card issuers continually seek to expand in or enter the market and additional non-cash payment methods, including pre-paid cash cards and other technology-based cash substitutes, are being introduced which may also compete with credit cards. If cardholders choose to utilize competing sources of credit and/or methods of payment, fewer credit card receivables may be generated resulting in fewer finance charge receivables and finance charge collections. To retain cardholders, Chase USA reviews market conditions regularly to maintain the competitiveness of its credit card products and, accordingly, reserves the right (subject to the limitations discussed above) to change the terms of its credit card accounts, including applicable fees and finance charges. Any decreases in applicable fee rates and finance charge rates that Chase USA makes can also decrease finance charge collections.

         As discussed in the preceding paragraphs, any decrease in the level of finance charge collections or increase in the level of receivables charged-off as uncollectible has the effect of decreasing Portfolio Yield. Any decrease in Portfolio Yield increases the risk of the occurrence of a Base Rate Pay Out Event.

Purpose of the Amendment

         Declines in the gross portfolio yield for the Trust have resulted in a decreased Portfolio Yield on the Investor Certificates. The Portfolio Yield was 9.28% for the Monthly Period ending March 31, 2003. If the three-month consecutive average of the Portfolio Yield, which was 9.14% as of March 31, 2003, falls below the three-month consecutive average of the Base Rate, which is 8.69% as of March 31, 2003, then a Base Rate Pay Out Event will occur resulting in early payment of principal of the Investor Certificates.


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         Despite the reduction in gross yield available to the Trust, sufficient shared excess finance charge collections are currently available to make payments of interest on the Class A and Class B Certificates and to meet the other obligations of the Trust with respect to each of the series of certificates that it has issued. Approximately 91% of the outstanding amount of the Investor Certificates issued as part of Group I bear a floating interest rate that is based upon one-month LIBOR. One-month LIBOR has decreased 4.51% from the January 1, 2000 monthly period to the March 31, 2003 monthly period. As one-month LIBOR has decreased, the interest payments on the floating rate certificates have also decreased, thereby reducing the overall obligations of the Trust, however, because the Class A and Class B Certificates are fixed rate certificates, there has not been a corresponding decrease in the interest payments or the Base Rate for the Investor Certificates. The floating rate certificates thus generate shared excess finance charge collections that are available to Series 1996-3 and other fixed rate series. The amount of gross portfolio yield and shared excess finance charge collections that the Trust has generated over the past twelve months can be found in the table on Annex B.

         Concurrently with this solicitation Chase USA is soliciting substantially similar consents from the holders of Series 1996-2 and Series 1999-3 investor certificates, both of which are fixed rate series. These other fixed rate series are entitled to shared excess finance charge collections on a pro rata basis with Series 1996-3. The continuing requirements of the other fixed rate series may reduce the amount of shared finance charge collections available to Series 1996-3 and may reduce the Average Trust Excess Spread Percentage and thus may increase the likelihood of a Base Rate Pay Out Event. Approval of this Amendment is not conditioned on approval of the respective amendments by the holders of the other series.

         In light of these factors, Chase USA proposes the Amendment that would have the effect of reducing the likelihood that a Base Rate Pay Out Event would arise from a reduction in the Portfolio Yield and, therefore, reducing the possibility of early repayment of principal to Investor Certificateholders due to such reduction. Chase USA believes that, absent adoption of the Amendment, a Base Rate Pay Out Event and acceleration of repayment of principal on the Investor Certificates could occur at a time when cash flows on the receivables assigned to the Trust would still be sufficient to the degree consistent with the ratings of such Investor Certificates as originally assigned by the relevant Rating Agencies, to support the ultimate payment of principal of, and full and timely payment of interest on, such Investor Certificates. Investor Certificateholders could incur a loss as a result of the proposed Amendment if the performance of the Trust's assets were worse than is assumed by the Rating Agencies when they confirm their respective ratings of the Class A and Class B Certificates, resulting in losses greater than the available credit enhancement where such situation could have been avoided had the lower, current Portfolio Yield triggered a Base Rate Pay Out Event early enough that such losses would not have been greater than the available credit enhancement.

         Although sufficient shared excess finance charge collections are currently available to the Series 1996-3 Investor Certificates, sufficient shared excess finance charge collections may not always be available in the future, particularly if the Trust experiences higher levels of charged-off receivables or if the prime rate were to continue to decline. If shared excess finance charge collections are not available to the Series 1996-3 Investor Certificates, then no amount of shared excess finance charge collections will be included in the Portfolio Supplemented Yield and the


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

calculation of the Base Rate Pay Out Event will be determined in the same manner as it is determined before this Amendment takes effect.

Terms of the Amendment

         The Amendment adds a new defined term "Portfolio Supplemented Yield" which replaces the term "Portfolio Yield" solely for the purpose of determining whether a Base Rate Pay Out Event has occurred. If specified conditions are met, the Portfolio Supplemented Yield will be equal to the Portfolio Yield plus a specific amount of shared excess finance charge collections otherwise available to the Series 1996-3 Investor Certificates. The amount of shared excess finance charge collections included in the calculation of the Base Rate Pay Out Event varies with the Average Excess Spread Percentage. "Average Excess Spread Percentage" means the amount (expressed as an annualized percentage) by which the average Portfolio Yield for three consecutive monthly periods exceeds the average Base Rate. Assuming sufficient shared excess finance charge collections exist, the Amendment would have the effect of adding approximately in any one monthly period (a) 0% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 1.50%, (b) 0.50% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 1% and less than or equal to 1.50%, (c) 1.00% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 0.50% and less than or equal to 1.00% and (d) 1.50% to the Portfolio Yield if the Average Excess Spread Percentage is less than or equal to 0.50%. However, if (i) the Average Trust Excess Spread Percentage is less than or equal to 3.5% indicating that the Base Rates for the investor certificates issued by the Trust has increased or Portfolio Yield has decreased to a level where insufficient shared excess finance charge collections exist, (ii) unreimbursed Investor Interest Charge-offs exist indicating that the amount of receivables of the Trust that have been charged off has increased to a level where Investor Certificates are experiencing a loss or (iii) if a servicer default has occurred and is continuing, then no amount of shared excess finance charge collections are included in Portfolio Supplemented Yield. Under such circumstances, the occurrence of a Base Rate Pay Out Event will be determined as if the Amendment had not been adopted

         In the event that the amount required to be included in Portfolio Supplemented Yield is greater than the amount of shared excess finance charge collections available to the Series 1996-3 Investor Certificates, then only the amount of shared excess finance charge collections available will be included in Portfolio Supplemented Yield.

Rating Agency Confirmation

         The Rating Agencies have indicated that adoption of the proposed Amendment will not result in a reduction of their respective ratings of the Class A Certificates, which are currently rated "AAA" by Standard & Poor's Ratings Group and Fitch Ratings and "Aaa" by Moody's Investors Service, Inc., or the Class B Certificates, which are currently rated "A" by Standard & Poor's Ratings Group and Fitch Ratings and "A2" by Moody's Investors Service, Inc.

         The effectiveness of the Amendment will be subject to the receipt by the Trustee of letters from the Rating Agencies confirming that such Amendment will not result in a reduction or withdrawal of their current ratings of the Class A and Class B Certificates.


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Financial Information

         Attached hereto as Annex C are two tables setting forth the delinquency and loss experience with respect to the Trust for the three months ended March 31, 2003 and for the years ended December 31, 2000, 2001 and 2002. "Number of days delinquent" means the number of days after the first billing date following the original billing date in which the minimum payment was not received; for example, 30 days delinquent means that the minimum payment was not received within 60 days of the original billing date. Delinquencies are calculated as a percentage of outstanding receivables as of the end of the indicated month. "Average principal receivables outstanding" is the average of the beginning of the month balance of the Trust's principal receivables outstanding during the indicated period. "Gross charge-offs" shown include only the principal portion of charged-off receivables. Also excluded from gross charge-offs is the amount of any reductions in average principal receivables outstanding due to fraud, returned goods or customer disputes.

         Attached hereto as Annex D is a chart which sets forth with respect to the Investor Certificates the monthly Portfolio Yield, Base Rate and excess spread percentage (which is the amount by which Portfolio Yield exceeds the Base
Rate), as well as the Average Excess Spread Percentage and Average Trust Excess Spread Percentage each calculated by using the particular month shown and the two months preceding it.

         As Annexes B and C indicate, delinquencies and charge-offs have remained relatively stable while gross portfolio yield has declined. Annex B also illustrates the amount of shared excess finance charge collections that are currently available in the Trust.

Federal Income Tax Considerations

         Chase USA believes that under applicable current Treasury Regulations the adoption of the Amendment would not be a "significant modification" to the terms of the Class A and B Certificates. As a result, a holder of the Class A and Class B Certificates would not recognize gain or loss as a result of the Amendment, and future tax consequences to holders would be the same as if the Amendment had not been adopted.

         However, no ruling is being requested from the Internal Revenue Service (the "IRS") regarding the tax consequences of the Amendment. As a result, no assurance can be given that the IRS or a court would not disagree with this position. Moreover, the Amendment might have other tax consequences to particular holders of the Class A and Class B Certificates in light of their own circumstances. As a result, the above discussion is intended for general information only, and holders of Class A and Class B Certificates should consult their own tax advisors in determining the federal, state, local and other tax consequences of the Amendment.

Consents

         Authorization of the Amendment requires the Consent of Investor Certificateholders representing more than 50% of the outstanding principal amount of the Investor Certificates (including in such calculation the Investor Certificates, if any, that are owned by Chase USA or any of its affiliates).

         As of the Record Date, the outstanding aggregate principal amount of the Investor Certificates is $468,163,441. Accordingly, Consents from the Investor Certificateholders representing $234,081,721 or more of the outstanding principal amount of the Investor Certificates are necessary to approve the Amendment.

         All of the Class A and Class B Certificates are registered in the name of Cede & Co., whose address is 55 Water Street, New York, New York 10041. Cede & Co. is the nominee name of DTC which is a securities depositary engaged in, among other things, the business of effecting computerized book-entry transfers of securities deposited with its participants, which are financial institutions such as brokerage firms and banks.

Procedure for Consent

         Investor Certificateholders who are registered holders on the Record Date should complete, sign and date the accompanying Consent in accordance with the instructions set forth therein and deliver, by mail, by hand or by telecopy, the Consent to the solicitation agent, Mellon Investor Services LLC (the "Solicitation Agent"), as follows:

                  Mellon Investor Services LLC
                  44 Wall Street, 7th Floor
                  New York, New York  10005
                  Attention:  Adrian Rocco
                  Telecopy Number: (917) 320-6312 or (917) 320-6320

If you wish to obtain additional copies of the solicitation materials, please telephone (888) 468-9726. If you have any questions regarding the solicitation materials, please telephone Patricia Garvey of Chase USA, at (302) 552-6317.

         Only a registered holder of Investor Certificates (or such holder's authorized legal representative) on the Record Date may execute a Consent. Any beneficial owner of Investor Certificates who hold certificates through a broker, dealer, bank or other nominee must contact that entity in order to give its consent with respect to the Amendment. A letter of instruction is contained in the solicitation materials provided along with this solicitation statement which may be used by a beneficial owner to give such instructions to the applicable broker, dealer, bank or other nominee.

         If a Consent relates to fewer than all of the Investor Certificates registered in the name of the Investor Certificateholder providing such Consent, such Investor Certificateholder must indicate on the Consent the aggregate principal dollar amount of the Investor Certificates to which the Consent relates. Otherwise the Consent will be deemed to relate to all of the Investor Certificates registered in the name of such holder at the close of business on the Record Date.

         All questions as to the validity, form, eligibility (including time of receipt) and the acceptance of Consents will be resolved by the Trustee, in its sole discretion, whose determination shall be binding. The Trustee reserves the absolute right to reject all Consents that are not in proper form or the acceptance of which could, in the opinion of its counsel, be unlawful. The Trustee also reserves the right to waive any irregularities or conditions of delivery as to particular Consents. Unless waived, any irregularities in connection with the deliveries must be cured within such time as the Trustee determines. None of the Trustee, the Solicitation Agent, Chase USA or any other person will be under any duty to give notification of any such irregularities or waiver. Deliveries of such Consents will not be deemed to have been properly made until such irregularities have been cured or waived. The interpretation of the Trustee of the terms and conditions of this solicitation shall be binding.

Revocation of Consents

         Any Investor Certificateholder who gives its Consent to the Amendment may not revoke such Consent. Any Investor Certificateholder who opposes or abstains with respect to the Amendment on the accompanying form may revoke such opposition or abstention and give its Consent to the Amendment (by delivering such Consent on the accompanying form in accordance with the procedures described above) at any time prior to the Solicitation Expiration Date. IF A PROPERLY EXECUTED CONSENT IS RETURNED WITH NO INSTRUCTIONS GIVEN WITH RESPECT TO THE AMENDMENT, THE CONSENT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Effective Date of Amendment

         Chase USA and the Trustee intend to execute the Amendment as soon as practicable after the Solicitation Expiration Date if the requisite number of Consents are obtained. The Amendment will be deemed to become effective as of the first day of the monthly period in which the Amendment is executed, subject to receipt of confirmation from the Rating Agencies that such Amendment will not result in a reduction or withdrawal of their respective current ratings of the Class A and Class B Certificates. After the Amendment becomes effective, it will bind all Investor Certificateholders whether or not they consented to the adoption of the Amendment.

Other Matters

         Directors, officers and employees of Chase USA may engage in further solicitation of Consents by wire, mail or telephone or in person, without compensation therefor other than reimbursement of expenses.

         Chase USA has retained the Solicitation Agent to assist with the solicitation for a fee not expected to exceed $16,000 exclusive of expenses.

         All costs of the solicitation will be borne by Chase USA. Chase USA will pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this solicitation statement and the Consent and any related documents to the beneficial owners of the Investor Certificates held of record by such persons and in forwarding Consents to their customers.

         The mailing addresses of the principal executive offices of Chase USA are:
                  White Clay Center Building 200
                  Route 273
                  Newark, Delaware 19711

         These addresses are set forth in order to comply with rules of the Securities and Exchange Commission (the "SEC") governing the solicitation. Consents should be delivered, mailed or telecopied only to the Solicitation Agent at the address as set forth above under the caption "Procedure for Consent". Under no circumstances should Consents be mailed to Chase USA.

Incorporation of Other Documents By Reference

         The SEC allows the Trust to "incorporate by reference" information that it files with the SEC, which means that the Trust can disclose important information to the Investor Certificateholders by referring them to those documents. The information incorporated by reference is an important part of this solicitation statement. The Trust incorporates by reference the documents listed below under Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended. Such information was filed in accordance with the letters dated January 16, 1991 and March 14, 1991, submitted to the Office of the Chief Counsel of the SEC on behalf of the originators of the Trust:

         The Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed on March 31, 2003.

         The Trust's Current Reports on Form 8-K filed since January 1, 2000 that contain the Monthly Certificateholder's Statements for the Investor Certificates.

         In addition, all documents that the Trust files pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this solicitation statement and prior to the Solicitation Expiration Date shall be deemed to be incorporated by reference into this solicitation statement and to be a part hereof from the date of filing such documents.

         Investor Certificateholders may request a copy of these filings at no cost, by writing or telephoning Chase USA at the following address:

                  Comptroller of Chase Manhattan Bank USA, National Association 500 Stanton Christiana Road
                  Floor 1
                  Newark, Delaware 19713
                  (302) 552-6310

Chase USA will respond to such request by first class mail or other equally prompt means within one business day of receipt of such request.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this solicitation statement to the extent that a statement contained in this solicitation statement, or in any other subsequently filed document which is also incorporated herein by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this solicitation statement except as so modified or superseded.

     PLEASE INDICATE YOUR CONSENT BY EXECUTING THE ENCLOSED CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELECOPY. YOUR FAILURE TO ACT WILL HAVE THE SAME EFFECT AS IF YOU HAD VOTED AGAINST THE AMENDMENT.

                                                                        ANNEX A


                  GLOSSARY OF TERMS FOR SOLICITATION STATEMENT

         "Average Trust Excess Spread Percentage" means the average amount for three consecutive monthly periods (expressed as an annualized percentage) by which the Portfolio Yield exceeds the weighted average of the Base Rates for all series of investor certificates issued by the Trust included in Group One.

         "Finance Charge Account" means a bank account held for the benefit of the Investor Certificateholders in which the servicer will deposit collections of finance charge receivables allocated to the Investor Certificateholders.

         "Group One" means the group of series under the Trust to which the Series 1996-3 certificates belong.

         "Investor Interest" means an amount equal to the sum of (a) the initial principal amount of the Class A Certificates, Class B Certificates and collateral interest minus (b) the aggregate amount of principal payments made to the holders of the Class A Certificates, Class B Certificates and the collateral interest, minus (c) the Class A Certificates', Class B Certificates' and the collateral interests' proportionate share of receivables that were charged off as uncollectible and not reimbursed and minus (d) any other reallocated amounts pursuant to the Agreement.

         "Investor Interest Charge-offs" mean reductions in the Investor Interest due to receivables that were charged off as uncollectible.

         "Portfolio Yield" means the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the amount of collections of finance charge receivables for the monthly period, (b) investment earnings on funds in the Principal Funding Account for the monthly period and (c) the amounts withdrawn from the Reserve Account in accordance with the Series 1996-3 Supplement and deposited into the Finance Charge Account for the monthly period, calculated on a cash basis, after subtracting therefrom the amount of receivables which were charged off as uncollectible in such monthly period, and the denominator of which is the Investor Interest as of the last day of such monthly period.

         "Principal Funding Account" means an eligible deposit account held for the benefit of the Investor Certificateholders in which collections of principal receivables are accumulated.

         "Reserve Account" means an eligible deposit account held for the benefit of the Investor Certificateholders in which deposits and withdrawals are made in accordance with the Series 1996-3 Supplement.

                                                                        ANNEX B

                         CHASE CREDIT CARD MASTER TRUST



              Gross Portfolio  Yield               Shared Excess
                                             Finance Charge Collections
              ----------------------         --------------------------
                (Annualized)                    (dollars in millions)

       Mar-03         15.06%                            132.5
       Feb-03         14.72%                            108.0
       Jan-03         14.22%                            108.8
       Dec-02         15.64%                            134.5
       Nov-02         14.27%                            104.3
       Oct-02         15.25%                            119.0
       Sep-02         14.72%                            120.4
       Aug-02         15.04%                            119.6
       Jul-02         16.01%                            139.0
       Jun-02         13.97%                             84.1
       May-02         14.81%                            100.4
       Apr-02         14.80%                             85.6
       Mar-02         16.42%                             89.9
       Feb-02         14.64%                             51.9
       Jan-02         16.32%                             61.8

                                                                        ANNEX C

                             Delinquency Experience
                             Master Trust Portfolio
                          (dollar amounts in millions)


                         As of March 31,                                Year Ended December 31,
                     ------------------------    ----------------------------------------------------------------------
                               2003                     2002                     2001                     2000
                     ------------------------    ---------------------   -----------------------   --------------------
                                  Percentage               Percentage               Percentage               Percentage
Number of Days       Delinquent    of Total    Delinquent   of Total    Delinquent   of Total    Delinquent   of Total
Delinquent             Amount     Receivables    Amount    Receivables    Amount    Receivables    Amount    Receivables
----------           ----------   -----------  ----------  -----------  ----------  -----------  ----------  -----------

30 to 59 Days..........$  452        1.38%       $  460        1.40%      $  367        1.45%      $ 306         1.39%
60 to 89 Days..........   324        0.99%          350        1.07%         282        1.11%        242         1.10%
90 Days or More........   683        2.08%          663        2.02%         542        2.14%        477         2.17%
                       ------        ----        ------        ----       ------        ----       -----         ----
   TOTAL...............$1,459        4.44%       $1,473        4.49%      $1,191        4.70%      $1,025        4.66%
                       ======        ====        ======        ====       ======        ====       ======        ====


                                 Loss Experience
                             Master Trust Portfolio
                          (dollar amounts in millions)


                                                   Three Months
                                                       Ended
                                                     March 31,                     Year Ended December 31,
                                                   -------------      -----------------------------------------------
                                                       2003                2002              2001             2000
                                                   -------------      -----------        -----------      -----------
Average Principal Receivables Outstanding........  $ 32,268           $   29,200         $   21,504       $   20,486
Gross Charge-Offs................................       496                1,637              1,346            1,161
Recoveries.......................................        50                  117                 82               69
Net Charge-Offs..................................       446                1,520              1,263            1,093
Net Charge-Offs as a Percentage of
  Average Receivables Outstanding................      5.52%*               5.21%              5.87%            5.33%

--------------------
*  annualized figure


                                                                        ANNEX D

                         CHASE CREDIT CARD MASTER TRUST

                                  SERIES 1996-3

                                                                                                      AVERAGE TRUST
                                                               EXCESS SPREAD      AVERAGE EXCESS      EXCESS SPREAD
                       PORTFOLIO YIELD       BASE RATE          PERCENTAGE      SPREAD PERCENTAGE      PERCENTAGE
                       ---------------       ---------          ----------      -----------------      ----------

MAR - 03                   9.28%              8.68%                .60%               .45%               5.17%
FEB - 03                   9.43%              8.69%                .74%               .54%               5.22%
JAN -03                    8.70%              8.69%                .01%               .48%               5.11%
DEC-02                     9.56%              8.69%                .87%               .94%               5.41%
NOV-02                     9.26%              8.69%                .57%              1.09%               5.42%
OCT-02                    10.07%              8.70%               1.37%              1.40%               5.60%
SEP-02                    10.04%              8.71%               1.33%              1.80%               5.96%
AUG-02                    10.20%              8.71%               1.49%              1.47%               5.58%
JUL-02                    11.29%              8.70%               2.59%              1.42%               5.47%
JUN-02                     9.03%              8.71%                .32%               .82%               4.84%
MAY-02                    10.06%              8.71%               1.35%              1.31%               5.28%
APRIL-02                   9.49%              8.69%                .80%              1.02%               4.97%
MAR-02                    10.49%              8.71%               1.78%              1.33%               5.28%
FEB-02                     9.18%              8.71%                .47%              1.68%               5.62%
JAN-02                    10.45%              8.72%               1.73%              2.48%               6.35%


NOTE: Each of the foregoing terms is defined in the accompanying solicitation statement.

                                                                        ANNEX E
-------------------------------------------------------------------------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                      Transferor on and after June 1, 1996,

                               JPMORGAN CHASE BANK
                      (formerly The Chase Manhattan Bank),

                  Transferor prior to June 1, 1996 and Servicer

                                       and

                              THE BANK OF NEW YORK,

                                     Trustee

                       on behalf of the Certificateholders

                        of Chase Credit Card Master Trust

                 (formerly Chemical Master Credit Card Trust I)

                    ----------------------------------------

                                    AMENDMENT

                             Dated as of May , 2003

                                       to

                            SERIES 1996-3 SUPPLEMENT
                            Dated as of May 30, 1996

                                       TO

                           THIRD AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 15, 1999

                  --------------------------------------------

         AMENDMENT NO. 1, dated as of May , 2003 (this "Amendment"), to the Series 1996-3 Supplement, dated as of May 30, 1996 (the "Supplement") to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (as amended by the First Amendment, dated as of March 31, 2001, and by the Second Amendment, dated as of March 1, 2002, and as supplemented, the "Pooling and Servicing Agreement") by and among CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), as Transferor on and after June 1, 1996, JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank and prior to July 13, 1996, Chemical Bank), as Transferor prior to June 1, 1996, and as Servicer, and THE BANK OF NEW YORK, as Trustee.

         WHEREAS, Section 13.1(c) of the Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, with the consent of Certificateholders evidencing undivided interests aggregating more than 50% of the Investor Interest of each and every Series adversely affected, may amend the Pooling and Servicing Agreement or any supplement from time to time for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or any supplement or of modifying in any manner the rights of the Certificateholders of any Series;

         WHEREAS, the Servicer, the Transferor and the Trustee desire to amend the Supplement as set forth below;

         WHEREAS, the Trustee has received the consent of at least a majority of the Certificateholders of the Series 1996-3 Certificates issued and outstanding under the Pooling and Servicing Agreement as supplemented by the Supplement; and

         WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

         NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the Supplement in the manner set forth below.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         SECTION 1. Amendment to Section 2.

                  (a) Section 2 of the Supplement is hereby amended by adding the following defined terms in appropriate alphabetical order:

                           "`Average Excess Spread Percentage' shall mean, on
                  any Determination Date, the average (expressed as a per annum rate) of the Excess Spread Percentages for the three consecutive Monthly Periods preceding such date."

                           "`Average Trust Excess Spread Percentage' shall
                  mean, on any Distribution Date, the average (expressed as a per annum rate) of the Trust

                  Excess Spread Percentages for the three consecutive Distribution Dates ending on such date."

                           "`Excess Spread Percentage' shall mean, with respect
                  to any Monthly Period, the amount, if any, by which (i) the Portfolio Yield exceeds (ii) the Base Rate."

                           "`Portfolio Supplemented Yield' shall mean, with
                  respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) on the related Transfer Date plus any amounts of interest and earnings described in subsections 4.15(b) and (d) each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, and (d) for any Monthly Period (1) for which the Average Trust Excess Spread Percentage as of the related Distribution Date was greater than 3.5%, (2) for which (after giving effect to all allocations made on such Distribution Date) there were no unreimbursed Class A Investor Charge-Offs, Class B Investor Charge-Offs or Collateral Charge-Offs pursuant to Section 4.10 and (3) for which no Servicer Default has occurred and is continuing, Required Shared Excess Finance Charge Collections up to the amount of the Shared Excess Finance Charge Collections available to Series 1996-3 pursuant to Section
                  4.11 on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period."

                           "`Required Shared Excess Finance Charge Collections'
                  shall mean, on any Transfer Date, the amount determined as set forth below on such Transfer Date:

Average Excess Spread Percentage on such Transfer Date is:


                       And Less Than             The Required Shared Excess
Greater Than:           Or Equal To:            Finance Charge Collections is:
-------------          -------------            ------------------------------

     1.50%                   --                            -0-

     1.00%                 1.50%                         $195,068

     0.50%                 1.00%                         $390,138

     --                    0.50%                         $585,204


                           "`Trust Excess Spread Percentage' shall mean, with
                  respect to any Monthly Period, the amount, if any, by which the (i) Portfolio Yield exceeds the (ii) the weighted average of the Base Rates for all Series in Group 1."

         SECTION 2. Amendments to Section 9. Section 9(c) of the Supplement shall be amended by deleting the reference to "Portfolio Yield" and inserting in lieu thereof the following: "Portfolio Supplemented Yield".

         SECTION 3. No Waiver. The execution and delivery of this Amendment shall not constitute a waiver of a past default under the Supplement or the Pooling and Servicing Agreement or impair any right consequent thereon.

         SECTION 4. Pooling and Servicing Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Pooling and Servicing Agreement and the Supplement shall remain in full force and effect. All references to the Pooling and Servicing Agreement and the Supplement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement and the Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement or the Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement and the Supplement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement and the Supplement were set forth herein.

         SECTION 5. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 7. Effective Date. This Amendment shall become effective as of the first day of _____, 2003.

         IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                            CHASE MANHATTAN BANK USA,
                            NATIONAL ASSOCIATION
                              Transferor on and after June 1,1996


                            By:________________________________
                               Name:
                               Title:


                            JPMORGAN CHASE BANK, (formerly the Chase
                            Manhattan Bank and prior to July 13, 1996,
                            Chemical Bank),
                              Transferor prior to June 1, 1996 and Servicer


                            By:________________________________
                               Name:
                               Title:


                            THE BANK OF NEW YORK,
                              Trustee


                            By:________________________________
                               Name:
                               Title:

                         CHASE CREDIT CARD MASTER TRUST

         CLASS A 7.09% ASSET BACKED CERTIFICATES, SERIES 1996-3 CONSENT
                             SOLICITED ON BEHALF OF
                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                    UNDER THE POOLING AND SERVICING AGREEMENT

         The undersigned holder of the Class A 7.09% Asset Backed Certificates, Series 1996-3 issued by Chase Credit Card Master Trust hereby

          /_/ Consents to     /_/Opposes   /_/   Abstains from voting on

the execution and delivery of the amendment to the Series 1996-3 Supplement dated as of May 30, 1996 to the Pooling and Servicing Agreement under which the certificates were issued, as set forth in the solicitation statement, dated April [ ], 2003, by Chase Manhattan Bank, USA, National Association ("Chase USA") to the holders of the certificates, which amendment has been proposed by Chase USA.

         If you indicate an amount in the following space, this Consent shall be effective with respect to only the principal amount of certificates indicated.

                                $----------------

         If you leave the preceding space blank, this Consent shall be effective with respect to all certificates of which you are the registered holder.

                          (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Signature                                       Date:
          ------------------------                   ------------------------
Signature
          ------------------------
(if held jointly)

Please date and sign as your name appears hereon and return in the enclosed envelope or by telecopy as provided in the solicitation statement. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the corporate name by duly authorized officer. If certificates are held in the name of more than one person, each certificateholder should sign the Consent.

                         CHASE CREDIT CARD MASTER TRUST

         CLASS B 7.27% ASSET BACKED CERTIFICATES, SERIES 1996-3 CONSENT
                             SOLICITED ON BEHALF OF
                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                    UNDER THE POOLING AND SERVICING AGREEMENT

         The undersigned holder of the Class B 7.27% Asset Backed Certificates, Series 1996-3 issued by Chase Credit Card Master Trust hereby

          /_/ Consents to     /_/Opposes   /_/   Abstains from voting on

the execution and delivery of the amendment to the Series 1996-3 Supplement dated as of May 30, 1996 to the Pooling and Servicing Agreement under which the certificates were issued, as set forth in the solicitation statement, dated April [ ], 2003, by Chase Manhattan Bank, USA, National Association ("Chase USA") to the holders of the certificates, which amendment has been proposed by Chase USA.

         If you indicate an amount in the following space, this Consent shall be effective with respect to only the principal amount of certificates indicated.

                                $----------------

         If you leave the preceding space blank, this Consent shall be effective with respect to all certificates of which you are the registered holder.

                          (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Signature                                       Date:
          ------------------------                   ------------------------
Signature
          ------------------------
(if held jointly)

Please date and sign as your name appears hereon and return in the enclosed envelope or by telecopy as provided in the solicitation statement. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the corporate name by duly authorized officer. If certificates are held in the name of more than one person, each certificateholder should sign the Consent.

                     CHASE CREDIT CARD MASTER TRUST (ISSUER)

           CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (DEPOSITOR)

                    Solicitation of Consents with respect to Class A 7.09% Asset Backed Certificates, Series 1996-3 (CUSIP No. 163762 AN7) Class B 7.27% Asset Backed Certificates, Series 1996-3 (CUSIP No. 163762 AP2)

          Pursuant to the Solicitation Statement dated April ___, 2003

------------------------------------------------------------------------------
THE CONSENT SOLICITATION COMMENCES ON_______, 2003 AND WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON THE EARLIER OF MAY __, 2003 AND THE DATE ON WHICH THE REQUIRED NUMBER OF CONSENTS ARE OBTAINED UNLESS EXTENDED (THE "SOLICITATION EXPIRATION DATE"). ANY CERTIFICATEHOLDER THAT CONSENTS TO THE AMENDMENT ON THE ACCOMPANYING FORM MAY NOT REVOKE SUCH CONSENT. ANY CERTIFICATEHOLDER WHO OPPOSES OR ABSTAINS ON THE ACCOMPANYING FORM MAY REVOKE SUCH OPPOSITION OR ABSTENTION UNDER THE CIRCUMSTANCES DESCRIBED IN THE SOLICITATION STATEMENT (AS DEFINED).
------------------------------------------------------------------------------


April ___, 2003

To Our Clients,

         Enclosed for your consideration are the Solicitation Statement dated April __, 2003 (the "Solicitation Statement") and the related Consent Form in connection with the solicitation by Chase Manhattan Bank USA, National Association ("Chase USA") of consents from holders of Class A 7.09% Asset Backed Certificates, Series 1996-3 and Class B 7.27% Asset Backed Certificates, Series 1996-3 of the Chase Credit Card Master Trust to the amendment (the "Proposed Amendment") to the Series 1996-3 Supplement dated as of May 30, 1996 to the Pooling and Servicing Agreement pursuant to which the certificates were issued.

         We are the holder of the certificates held for your account. Consent to the Proposed Amendment may be given only by us as the holder and pursuant to your instructions. The Consent Form is furnished to you for your information only and cannot be used by you to consent to the Proposed Amendment in respect of certificates held by us for your account.

         We request instructions as to whether you wish to consent to the Proposed Amendment upon the terms and subject to the conditions set forth in the Solicitation Statement and the related Consent Form. We urge you to read the Solicitation Statement and the related Consent Form carefully before instructing us to deliver or withhold consents. Your instructions to us should be forwarded as promptly as possible in order to permit us to deliver consents on your behalf in accordance with the provisions of the Solicitation Statement.

         The consent solicitation will expire on the Solicitation Expiration Date. If the requisite consents are received and accepted and the Proposed Amendment is executed and becomes effective upon the satisfaction of the conditions described in the enclosed Solicitation Statement, the Proposed Amendment will be binding on all holders.

         If you wish to have us consent to the Proposed Amendment, please so instruct us by completing, executing and returning to us the instruction form that follows prior to the Solicitation Expiration Date.

         THE CONSENT SOLICITATION WILL NOT BE MADE TO, NOR WILL CONSENTS BE ACCEPTED BY OR ON BEHALF OF, BENEFICIAL OWNERS OF INTERESTS IN CERTIFICATES IN ANY JURISDICTION IN WHICH THE MAKING OF THE CONSENT SOLICITATION OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        Instructions from beneficial owner regarding delivery of consents relating to Proposed Amendment with respect to the Series 1996-3
         Supplement to the Pooling and Servicing Agreement governing the

  Class A 7.09% Asset Backed Certificates, Series 1996-3 (Cusip No. 163762 AN7)

  Class B 7.27% Asset Backed Certificates, Series 1996-3 (Cusip No. 163762 AP2)

         The undersigned acknowledge(s) receipt of your letter, the Solicitation Statement and the related Consent Form, in connection with the consent solicitation by Chase Manhattan Bank USA, National Association.

         The undersigned, as the beneficial owner of the principal amount of certificates listed below with respect to which you are the holder, hereby authorizes and directs you to execute and deliver the Consent Form to evidence the consent to the Proposed Amendment by the undersigned. You are further authorized and directed to take all such other or further action as may be necessary to carry out and effectuate the purpose and intent of these instructions.

          /_/ Please deliver my consent to the Proposed Amendment with respect to the principal amount of certificates held by you for my account or benefit.

          /_/ Please do not deliver my consent to the Proposed Amendment for the principal amount of certificates held by you for my account or benefit.

          /_/ Please abstain from voting on the Proposed Amendment for the principal amount of certificates held by you for my account or benefit.

         If you indicate an amount in the following space, your instructions indicated above shall be effective with respect to only the principal amount of certificates indicated (must be in integral multiples of $1,000).

                                $----------------

         If you leave the preceding space blank, your instructions indicated above shall be effective with respect to the entire principal amount of certificates which we hold for your account or benefit.

                          (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE PROPOSED AMENDMENT.

Date:                     , 2003
      --------------------


                                        ---------------------------------
                                          Signature(s)


                                        ---------------------------------

                                        ---------------------------------
                                           Please print name(s) here